UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                       August 31, 2006 (August 31, 2006)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                    000-16299                 13-3054685
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  (State or other jurisdiction         (Commission            (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)

     700 Airport Blvd. Suite 300, Burlingame, CA                    94010
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

         Mr. Girish Mundada has announced his resignation, effective September 8, 2006, as vice president, engineering and as an officer of the Registrant.

         Mr. Clifford Hersh, Registrant's Chief Scientist, will manage the engineering department after Mr. Mundada's departure.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANTs software inc.

Date: August 31, 2006              By:  /s/  Kenneth Ruotolo
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                                        Kenneth Ruotolo, Chief Financial Officer